UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 9, 2015

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-24843 (Commission File Number)	47-0810385 (IRS Employer Identification No.)

1004 Farnam Street, Suite 400, Omaha, Nebraska	68102
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (402) 444-1630

Not applicable
(Former name, former address and former fiscal year, if applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

America First Multifamily Investors, LP (the “Company”) is filing this Current Report on Form 8-K to recast certain prior period amounts to conform with the discontinued operations and segment reporting changes made with respect to the financial information contained in our Annual Report on Form 10-K for the year ended December 31, 2014 (“2014 Form 10-K”).

Effective June 30, 2015, the Company changed its reportable segments due to the classification of the Company’s Consolidated variable interest entities ("VIEs") as discontinued operations. The Consolidated VIE segment was comprised of the results of operations of the underlying collateral for the related mortgage revenue bonds. The Company concluded its investment in the Consolidated VIE segment was not consistent with the Company’s portfolio of assets. As such, the Company decided to implement a strategic shift in direction by discontinuing its Consolidated VIE segment. This decision was made for the following reasons:

•
The risk profile of the Consolidated VIE segment was unique as the substance of the investment was the result of the operations of the underlying properties and not the mortgage revenue bonds (which is the form of the investment).The risk profile includes:

•The underlying properties thin capitalization,
•Related party ownership groups, and
•The lack of ultimate decision-making authority.

•	The stated purpose of the Company was not to manage properties without having some type of ownership or ability to control the underlying property.

•	Subsequent to the disposition of the Consolidated VIE properties by their owners, the Company does not plan to include this type of investment as part of its strategic direction.

In April 2015, the Partnership entered into brokerage contracts to sell the Bent Tree and Fairmont Oaks Consolidated VIEs. As a result, these entities met the criteria for discontinued operations presentation.

During the second quarter of 2015, the Bent Tree and Fairmont Oaks properties met the criteria as discontinued operations. Therefore the Company has recast the following footnotes to conform to the Company’s discontinued operations:

•	Note 2 - Summary of Significant Accounting Policies,

•	Note 4 - Variable Interest Entities,

•	Note 8 - Real Estate Assets,

•	Note 10 - Discontinued Operations,

•	Note 20 - Segments and

•	Note 21 - Summary of Unaudited Quarterly Results of Operations.

This had no impact on consolidated net income or cash flows. The recast information of Items contained in the Company’s 2014 Form 10-K are presented in Exhibits 99.1, 99.2, 99.3, and 99.4 to this Form 8-K.

The information included in this Form 8-K is presented for informational purposes only in connection with the reporting changes described above and does not amend or restate our audited consolidated financial statements, which were included in the Company's 2014 Form 10-K. The information in this filing should be read in conjunction with the Company’s 2014 Form 10-K as presented in Exhibits 99.1, 99.2, 99.3, and 99.4 to this Form 8-K. This Form 8-K does not reflect events occurring after the Company filed its 2014 Form 10-K and does not modify or update the disclosures therein in any way, other than to illustrate the discontinued operations related to Bent Tree and Fairmont Oaks and related segment changes. For significant developments which have occurred subsequent to the filing of the 2014 Form 10-K, refer to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2015.

Item 9.01 Financial Statements and Exhibits.
(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits.

Exhibit No.	Description
23	Consent of Deloitte & Touche LLP
99.1	Part I, Item 1. “Business” from the Company’s Annual Report on Form 10-K for the year ended December 31, 2014
99.2	Part II, Item 6. “Selected Financial Data” from the Company’s Annual Report on Form 10-K for the year ended December 31, 2014
99.3	Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” from the Company’s Annual Report on Form 10-K for the year ended December 31, 2014
99.4
Part II, Item 8. “Financial Statements and Supplementary Data” and Part IV, Item 15."Exhibits and Financial Statement Schedules" from the Company’s Annual Report on Form 10-K for the year ended December 31, 2014

101.INS	XBRL Instance Document filed herewith
101.SCH	XBRL Taxonomy Extension Schema filed herewith
101.CAL	XBRL Taxonomy Extension Calculation Linkbase filed herewith
101.DEF	XBRL Taxonomy Definition Linkbase filed herewith
101.LAB	XBRL Taxonomy Extension Labels Linkbase filed herewith
101.PRE	XBRL Taxonomy Extension Presentation Linkbase filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.
Date: December 9, 2015

	By:	/s/Craig S. Allen
Printed Name: Craig S. Allen
Title: Chief Financial Officer